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                                                                    EXHIBIT 23.2
                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-67382) and Forms S-8 (Nos. 333-59812 and 333-71192) of Plum Creek Timber Company, Incorporated of our report dated January 29, 2002 relating to the financial statements, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Seattle, Washington
March 7, 2003